                                                                    EXHIBIT 23.3

                                    [Letterhead]


                                                     July 23, 1999


RE: LA BRANCHE & CO., INC.

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made part of this registration statement.


                                                  /s/ SUGARMAN & THROPE, P.C.


New York, New York
July 23, 1999